As filed with the Securities and Exchange Commission on May 4, 2004
Registration No. 333-105017

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Post-Effective

Amendment No. 2
to
Form S-11
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Vestin Fund III, LLC

(Exact name of registrant as specified in its governing instruments)

2901 El Camino Avenue

Las Vegas, Nevada 89102
(702) 227-0965
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Michael V. Shustek

Director
Vestin Mortgage, Inc.
2901 El Camino Avenue
Las Vegas, Nevada 89102
(702) 227-0965
(Name, address, including zip code and telephone number,
including area code, of agent for service)

Copies to:

Hillel T. Cohn, Esq.

Squire, Sanders & Dempsey LLP
801 S. Figueroa Street
Los Angeles, California 90017
(213) 624-2500

     Approximate date of commencement of proposed sale to the public: As soon as practicable following effectiveness of this Registration Statement

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box.    ☐

CALCULATION OF REGISTRATION FEE

		Proposed	Proposed Maximum	Amount of
Title of Securities Being	Amount Being	Maximum Offering	Aggregate Offering	Registration
Registered	Registered(1)	Price Per Unit	Price	Fee

Unit of Limited Liability Company Interest	12,000,000	$10.00	$120,000,000	$9,708

(1)	The number of units being registered includes units offered under our distribution reinvestment plan.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

      This Post-Effective Amendment No. 2 is being filed by Vestin Fund III, LLC pursuant to Rule 462(d) under the Securities Act of 1933 for the sole purpose of filing additional exhibits.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 36.	Financial Statements and Exhibits

      (a) Financial Statements: See “Index to Financial Statements” and the financial statements appearing thereafter in Part I of Post-Effective Amendment No. 1 to Form S-11, filed on April 29, 2004.

      (b) Exhibits:

Exhibit
Number		Exhibit Description

1.1	†	Dealer Manager Agreement
1.2	†	Selected Dealer Agreement
3†		Articles of Organization (as amended)
4.1	††	Amended and Restated Operating Agreement of Registrant (included as Exhibit A to the prospectus)
4.2	††	Subscription Agreement and Power of Attorney (applicable to all States except for Minnesota and Michigan) (included as Exhibit B to the prospectus)
4.3	†	Distribution Reinvestment Plan
5.1	*	Opinion of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities
5.2		2004 Updated Opinion of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities
8	*	Opinion of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
8.1	††	2004 Updated Opinion of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
23.1	*	Consent of Levine, Garfinkel & Katz, LLP (contained in Exhibit 5.1)
23.2	*	Consent of Wendel, Rosen, Black & Dean, LLP (contained in Exhibit 8)
23.3	††	Consent of Moore Stephens Wurth Frazer and Torbet, LLP (Vestin Fund III, LLC)
23.4	††	Consent of Moore Stephens Wurth Frazer and Torbet, LLP (Vestin Group, Inc.)
23.5		2004 Updated Consent of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities (contained in Exhibit 5.2)
23.6	††	2004 Updated Consent of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
24	**	Power of Attorney (contained in Signature page)

*	Previously filed by the Company on Pre-Effective Amendment No. 2 to Form S-11, filed with the Securities and Exchange Commission on August 1, 2003, File No. 333-105017.

**	Previously filed by the Company on Form S-11, filed with the Securities and Exchange Commission on May 5, 2003, File No. 333-105017.

†	Previously filed by the Company on Pre-Effective Amendment No. 3 to Form S-11, filed with the Securities and Exchange Commission on September 2, 2003, File No. 333-105017.

††	Previously filed by the Company on Post-Effective Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on April 29, 2004, File No. 333-105017.

II-1

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form S-11 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Las Vegas, Nevada, on May 4, 2004.

VESTIN FUND III, LLC

By:	Vestin Mortgage, Inc., its sole manager

By:	/s/ MICHAEL V. SHUSTEK

Michael V. Shustek
Director and Chairman of the Board,
Chief Executive Officer and President
(Principal Executive Officer of the Manager)

By:	/s/ LANCE BRADFORD

Lance K. Bradford
Director, Chief Financial Officer, Secretary
and Treasurer
(Principal Financial and Accounting Officer of the Manager)

II-2

VESTIN FUND III, LLC

A Nevada Limited Liability Company

INDEX TO EXHIBITS

Exhibit
Number		Exhibit Description

1.1	†	Dealer Manager Agreement
1.2	†	Selected Dealer Agreement
3	†	Articles of Organization (as amended)
4.1	††	Amended and Restated Operating Agreement of Registrant (included as Exhibit A to the prospectus)
4.2	††	Subscription Agreement and Power of Attorney (applicable to all States except for Minnesota and Michigan) (included as Exhibit B to the prospectus)
4.3	†	Distribution Reinvestment Plan
5.1	*	Opinion of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities
5.2		2004 Updated Opinion of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities
8	*	Opinion of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
8.1	††	2004 Updated Opinion of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
23.1	*	Consent of Levine, Garfinkel & Katz, LLP (contained in Exhibit 5.1)
23.2	*	Consent of Wendel, Rosen, Black & Dean, LLP (contained in Exhibit 8)
23.3	††	Consent of Moore Stephens Wurth Frazer and Torbet, LLP (Vestin Fund III)
23.4	††	Consent of Moore Stephens Wurth Frazer and Torbet, LLP (Vestin Group, Inc.)
23.5		2004 Updated Consent of Levine, Garfinkel & Katz, LLP with respect to the legality of the securities (contained in Exhibit 5.2)
23.6	††	2004 Updated Consent of Wendel, Rosen, Black & Dean, LLP with respect to federal income tax matters
24	**	Power of Attorney (contained in Signature page)

*	Previously filed by the Company on Pre-Effective Amendment No. 2 to Form S-11, filed with the Securities and Exchange Commission on August 1, 2003, File No. 333-105017.

**	Previously filed by the Company on Form S-11, filed with the Securities and Exchange Commission on May 5, 2003, File No. 333-105017.

†	Previously filed by the Company on Pre-Effective Amendment No. 3 to Form S-11, filed with the Securities and Exchange Commission on September 2, 2003, File No. 333-105017.

††	Previously filed by the Company on Post-Effective Amendment No. 1 to Form S-11, filed with the Securities and Exchange Commission on April 29, 2004, File No. 333-105017.

II-3